UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009

THQ INC.

(Exact name of registrant as specified in charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29903 Agoura Road
Agoura Hills,
California		91301
(Address of principal executive offices)		(Zip Code)

(818) 871-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Named Executive Officer

On March 6, 2009, Rasmus van der Colff, Chief Accounting Officer of THQ Inc. (the “Registrant”), resigned from the Registrant.

Item 5.03  Amendment to Articles or Bylaws; Change in Fiscal Year

On and effective March 9, 2009, the Registrant’s Board of Directors amended and restated the Registrant’s Bylaws.  The following is a summary of changes effected by adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

The Amended and Restated Bylaws are referred to herein as the “amended Bylaws”. The Bylaws as previously in effect are referred to herein as the “former Bylaws”.  The Securities and Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act”.

General

In addition to the amendments described below, the amended Bylaws include certain changes that are technical corrections and non-substantive changes.

Article I.  Stockholders Meetings

Notice of Meetings.  The former Bylaws provided that notice of an annual or special meeting shall be given not less than ten nor more than 50 days before the date of such meeting to each stockholder of record entitled to vote at such meeting.  The amended Bylaws provide that notice of an annual or special meeting shall be given not less than ten nor more than 60 days before the date of such meeting to each stockholder of record entitled to vote at such meeting.

Notice of Stockholder Business and Nominations.  The Registrant’s advance notice bylaw provisions were consolidated into Section 1.9 of the amended Bylaws.  The material changes to the advance notice bylaw provisions in Section 1.9 are as follows:

1. The provisions have been modified to clarify that the only way for a stockholder to nominate a director or submit a proposal of business (other than a proposal submitted pursuant to and in compliance with Rule 14a-8 under the Exchange Act)  is by complying with the notice requirements in the amended Bylaws.

2. Additional information is now required to be provided by the proponent about itself, including the proponent’s address and stock ownership information, and a representation that the proponent intends to appear in person or by proxy at the meeting to propose such nomination or business.

3.  Additional information is now required to be provided about a beneficial owner on whose behalf a nomination is made or business is proposed, including:

(a) more detailed ownership information regarding the beneficial owner;

(b) a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such beneficial owner and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner);

(c) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on behalf of, such beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Registrant’s capital stock, or increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Registrant; and

(d) a representation whether the beneficial owner will engage in a solicitation with respect to the nomination or business and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Registrant’s outstanding capital stock required to approve or adopt the business to be proposed (in person or by proxy) by the stockholder.

4.  The Registrant may require any proposed nominee to furnish such other information as may reasonably be required by the Registrant to determine the eligibility of such proposed nominee to serve as a director of the Registrant,  including information relevant to a determination whether such proposed nominee can be considered an independent director.

5.  The proponent must now update the information provided as of the record date for the meeting and as of 5 business days prior to the meeting.

6.  The former Bylaws provided for advance notice of stockholder proposals 75 to 100 days before an annual meeting, or if less than 85 days notice of the meeting was given to the stockholders, not later than 10 days following the date of notice. The amended Bylaws provide that such advance notice shall be delivered to the Secretary not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the date on which public announcement (as defined below) of the date of such meeting is first made by the Registrant.

7.  The amended Bylaws provide that in order for directors to be properly nominated at a special meeting, notice shall be delivered to the Secretary of the Registrant not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting.

Article II.  Board of Directors

Organization.  The amended Bylaws provide that meetings of the board of directors shall be presided over by the Chairman of the board, if any, or if there is none or in his or her absence, by the Lead or Presiding Director, if any, as chosen by the Board.  The former Bylaws did not include a provision for the Lead or Presiding Director to preside over a meeting.

Article VI.  General

Amendment of Bylaws.  The amended Bylaws provide that the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding stock entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt any additional bylaws or to alter or repeal any bylaws.  The former Bylaws required the affirmative vote of the holders of a majority in voting power of the outstanding stock to adopt any additional bylaws or to alter or repeal the bylaws.

Stockholder Nominations and Proposals for 2009 Annual Meeting

As a result of the amendment to the advance notice provisions described above, a stockholder nomination or proposal intended to be considered at the Registrant’s 2009 Annual Meeting of Stockholders, other than a proposal submitted pursuant to and in compliance with Rule 14a-8 under the Exchange Act, must be received by the Registrant’s Secretary after April 1, 2009, and prior to 5:00 p.m., Pacific Time, on May 2, 2009.  The timeframe to submit proposals under Rule 14a-8 under the Exchange Act has not changed and is as disclosed in Registrant’s 2008 proxy statement.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed herewith:

	Exhibit Number	Description

	3.1	Amended and Restated Bylaws of THQ Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, THQ has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ James M. Kennedy
Date: March 12, 2009		James M. Kennedy
Executive Vice President, Business and Legal Affairs

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Bylaws of THQ Inc.